Exhibit 10.33

Purchase Order with Deakin University Dated April 6, 2003

Faculty of Science and Technology
School of Engineering and Technology
Geelong, Telephone (03) 5227 2033 Facsimile (03) 5227 2167

DEAKIN UNIVERSITY

Reference: [illegible]

Date	16 April 2003	Number of pages(including this one) 1	
To	Tom Anderson Novint Technologies Inc	Telephone number	1 866 298 4420
		Facsimile number	1 866 298 4420
From	Trish O'Toole Personal Assistant to Prof Saeid Nahavandi School of Engineering & Technology	Telephone number	61 (0)3 52271352
		Facsimile number	61 (0)3 52271046
		E-mail	triss@deakin.edu.au

Facsimile message re: Order

Hi
Please find attached our order for Phantom System.

Yours sincerely,

Trish O'Toole

DEAKIN UNIVERSITY

PURCHASE ORDER

PURCHASE ORDER	PAGE
306589	1

This purchase order no. must appear on all invoices, packing slips, cartons and correspondence related to this order

SHIP TO:
Deakin University
Supply Distribution Centre
Pigdons Rd
Geelong, VIC 3217

BILL TO:
Accounts Payable
Deakin University
Geelong, VIC 3217
Ph: 613 5227 1100 Fax: 613 5227 2882

NOVINT TECHNOLOGIES INC
4900 Cutting Ave NW
Albuquerque NM 87114
United States

Australian Business Number	Supplier No.	Date of Order	Payment Terms
56721584203	47303	16 Apr 2003	Immediate

Requestor	Ship Via	Freight Terms
O'Toole, Patricia		

Special Delivery Instructions

Item	Part Number / Description	Quantity	Unit	Unit Price	Extended Price
	All prices and amounts on this order are expressed in: US dollar				
1	High-resolution PHANTOM haptic interface device, as per quote for Prof Saeid Nahavandi from Tom Anderson	1.00	Each	131,196.00	131,196.00

The amount shown on this purchase order is the GST exclusive price. The University will pay GST, where appropriate, as part of the processing of your invoice.

TOTAL 131,196.00

This Order is not valid unless signed by an Authorised Officer.

Signed

Authorised Officer